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                                                                    EXHIBIT 10.1





                     [COMERICA BANK-CALIFORNIA LETTERHEAD]





                     MODIFICATION TO LOAN & SECURITY AGREEMENT

      This First Modification to Loan & Security Agreement (this "Modification") is entered into by and between General Automation, Inc. ("Borrower") and Comerica Bank-California ("Bank") as of this 8th day of January 1998, at San Jose, California.

                                    RECITALS

      A. Bank and Borrower have previously entered into or are concurrently herewith entering into a Loan & Security Agreement (the "Agreement") dated December 18, 1997.

      B. Borrower has requested, and Bank has agreed, to modify the Agreement as set forth below.

                                    AGREEMENT

        For good and valuable consideration, the parties agree as set forth below:

        Incorporation by Reference. The Agreement as modified hereby and the Recitals are incorporated herein by this reference.

SECTION 6.17

            (1) One Corporate Banking Officer call per quarter to Texas Micro Inc. to verify satisfactory performance of General Automation, Inc. with regards to Subordination Agreement.

      Legal Effect. Except as specifically set forth in this Modification, all of the terms and conditions of the Agreement remain in full force and effect.

      Integration. This is an integrated Modification and supersedes all prior negotiations and agreements regarding the subject matter hereof. All amendments hereto must be in writing and signed by the parties.

      IN WITNESS WHEREOF, the parties have agreed as of the date first set forth above.


GENERAL AUTOMATION, INC.                COMERICA BANK-CALIFORNIA


By: /s/ [SIG]                           By:
   -------------------------------         ----------------------------------
Title:  VP FINANCE                           Diana Fisk
                                             Vice President